AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of the 26th day of March, 2001, is made by and between Hunt / Hill Partnership, a Florida general partnership (the "Seller"), and Homes for America Holdings, Inc., a Nevada corporation, and its successors or assigns (the "Purchaser").

                                    RECITALS:

R.1. Seller and Purchaser have entered into and commenced performance under that certain Agreement of Purchase and Sale dated as of December 15, 2000 (the "Original Agreement"), made effective on December 26, 2000, relating to the purchase and sale of that certain parcel of land located at 2747 First Street, Fort Myers, Florida 33916 and described as part of the "Property" in the Original Agreement.

R.2. In the Original Agreement the Purchaser has a ninety (90) day period referred to as the Feasibility Period to conduct Purchaser's due diligence investigation and determine whether to proceed with the purchase and sale of the Property and the right to extend the Feasibility Period an additional thirty (30) days by making an additional deposit.

R.3. Purchaser is prepared to make the additional deposit but has requested that Seller will agree to has requested an extension of the Feasibility Period until June 25, 2001, for Purchaser to complete its investigation and Seller has agreed to grant that request.

     NOW, THEREFORE, in consideration of the foregoing recitals and the representations and covenants herein exchanged and other good and valuable consideration the receipt and sufficiency of which the parties acknowledge, the Purchaser and Seller agree as follows:

1. Extension of Feasibility Period. Section 2(d)3(c) of the Original Agreement is hereby amended by striking it in entirety and in its third and fourth lines, by replacing it "at any time within ninety (90) days of the Effective Date" with the following:

"(d) Purchaser shall have the right to extend the Feasibility Period at any time to and including 5:00 p.m. Eastern Daylight Savings Time on Friday, June 25May 18, 2001, by notice to the Seller, with a copy to the Title Company, provided that Purchaser shall make an additional deposit of Twenty-five Thousand Dollars ($25,000) to be held by the Title Company as part of the Deposit."

The parties to this Amendment acknowledge and agree that the initial Deposit has not been made as of the date hereof but provided Purchaser shall deposit both the Deposit and the additional deposit, making the total on deposit with the Title Company Fifty Thousand Dollars ($50,000), not later than the close of business on Tuesday, March 27, 2001, the Agreement shall be in full force and effect as amended hereby.

2. Entirety; Effect of Amendment. The recitals are incorporated as if set forth in full herein and capitalized terms used and not otherwise defined have the meanings as provided by the Original Agreement. This Amendment sets forth in entirety the parties' agreement on amending the Original Agreement and except as modified by this Amendment, all of the terms and provisions of the Original Agreement are hereby ratified and confirmed by Seller and Purchaser and shall remain in full force and effect.


                            Exhibit 10.29.1 - Page 1
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3.   Effective  Date;  Counterparts.   This  Amendment  shall  become  effective
     immediately upon its execution and delivery by both parties. To facilitate execution, this Amendment may be executed in one or more counterparts and it shall not be necessary that the signature of each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of each party, or that the signatures of the persons required to bind any party, appear on one or more of such counterparts. Each party by executing this Amendment agrees that it may be delivered by facsimile transmission and relied upon by the other party as if original counterparts were exchanged. All counterparts of this Amendment shall be deemed originals and shall collectively constitute but one instrument and agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed on the dates set forth beneath their respective signatures below:

SELLER:
HUNT / HILL PARTNERSHIP

ATTEST/WITNESS:



        s/s David Hunt
By:  --------------------------------
David W. Hunt
Its: General Partner

Date:    March 26, 2001




PURCHASER:
HOMES FOR AMERICA HOLDINGS, INC.

ATTEST/WITNESS:


        s/s Robert Kohn
By:  --------------------------------
Robert M. Kohn
Its: Vice President and COO

Date:    March 26, 2001


                            Exhibit 10.29.1 - Page 2